Exhibit 10.30

In Seville, on October 10, 2025 GATHERED On the one hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo B, 41 . 011 Seville, and Tax Identification Number B - 55434377 , duly represented in this proceeding by Ms . Mª Carmen Mora Góngora, with ID number 79 . 203 . 458 - Z, by virtue of powers of attorney dated October 9 , 2025 , before the notary of the Illustrious College of Notaries of Andalusia, Mr . Gonzalo García Manrique y García da Silva . Hereinafter, the "Assignor . " And on the other hand, DC ESTATE TORRECAMPO S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 48 bajo derecha, 41 . 011 Seville, and Tax Identification Number B - 23918378 , duly represented in this act by its sole administrator, Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 459 - S - , hereinafter referred to as the " Transferee . " The parties, each in their respective capacities, mutually and reciprocally acknowledge sufficient legal capacity to be bound by this document and : STATE I . - That the Assignor is the owner of the rights and obligations arising from the lease agreement signed on March 3 , 2025 , with Mr . Julián Cabrera Cortés and Ms . Juana Redondo Calero, and that its purpose is the use and exploitation of an area corresponding to 119 . 4335 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic installation on the following properties : Attached to this document, as a SINGLE ANNEX, is a full copy of the lease agreement subject to assignment, which the parties agree is reproduced in its entirety for all 1 / 3

1

legal purposes . II . - That the Assignee is a company incorporated for the operation and development of data centers and energy projects, including energy generation through renewable sources and/or any other alternative energy . III . - That BLACKBERRY AIF SL and EDGEMODE Inc . signed a Memorandum of Understanding ("MOU") on September 15 , 2025 , in which they agreed to establish a special purpose vehicle and five operating companies in Spain, including the transfer of BLACKBERRY AIF S . L . 's lease agreements to each SPV as the basis for the operation of the projects . IV . - That in compliance with the foregoing, the parties agree to transfer the rights of the Lease Agreement described in the first recital to the Assignee, with all inherent rights and obligations, by means of this document : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 119 . 4335 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital, with all the rights and obligations inherent thereto, the Assignee thereby assuming all the rights and obligations of the Assignor . Second . - The Assignor undertakes to notify the lessor of the assignment of the rights arising from the Lease Agreement . Notwithstanding the foregoing, and given that the Lease Agreement expressly allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , each and every one of the rights and obligations arising from the Lease Agreement are deemed to have been assigned , and the Assignor is hereby fully exonerated from any rights and obligations in relation thereto . Third . - The parties undertake to have this assignment agreement notarized at the request of either party so that, in due course, it may be registered in the corresponding Property Registry, either party being able to compel the other to comply with this clause, with both the notary fees and the registration fees being borne by the Assignee . Fourth . - The assignment of the rights of the Lease Agreement is made pursuant to the Memorandum of Understanding ("MOU") dated September 15 , 2025 , between BLACKBERRY AIF S . L . and EDGEMODE Inc . , which constitutes the basis and authorization for this assignment . 2 / 3

2

Fifth . - For the resolution of any issues that may arise in connection with this contract, both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity, and termination of this Agreement . If a dispute is not resolved in accordance with the previous paragraph within ten (10) business days from the start of the dispute, then, at the choice of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . Having read this document, the parties agree to its form and content, and in witness whereof and in obligation of compliance, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor: Signed by MORA GONGORA MARIA DEL CARMEN - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users BLACKBERRY AIF SL By proxy Ms. Mª CARMEN MORA GÓNGORA The Assignee: Signed by MORA GONGORA JOSE ANTONIO - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users DC ESTATE TORRECAMPO SL. As Sole Administrator Mr. JOSÉ ANTONIO MORA GÓNGORA 3 / 3

3

pj Reference Superflcła Total ( Parcel Polygon Ref. 4,400 140ó2AŒI3ŒXI23ŒXXJDF 21.4744 21.4744 23 3 4.4Œ› <osz/ æœ‹aoœooj z,s33ø 2.5338 B 4 2 14062AŒl50ŒI14tX¥XłDD 15.5535 15.5535 14 5 3 4.4OD 14O62A¢Q5ŒXf16¢XXXiDI 19.3719 19.3719 16 5 4 4.4Œt 56.88o7 56.8807 19 5 5 Not registered 14062A00500027ŒXxiDA 0.7517 0.7517 27 5 6 2,676 14Q62AŒ}SO0039tAXXfDM 0.5323 0.5323 39 5 7 Not registered 14.0050Œ›4zŒx¥æM 0.ss9s 0.66œ 42 5 8 5 - 213 14062AIXI5ŒX/43Œ0DDO 1.6b53 1.6653 43 S 9 In Torrecampo, on March 3 , 2025 REUN!DOS On the one hand, JUŁIÂN CABRERA CORTÉS, of legal age, of Spanish nationality , holder of ID card number 30 . 176 . 211 - G and D* JUANA REDONDO CALERO, of legal age, of Spanish nationality , with ID number 30 . 174 . 018 - L, both residing at Villanueva de Córdoba, Calle Laguna del Pino No . 12 , 14 . 440 Córdoba ; hereinafter jointly identified as " OWNER" or " LANDLORD . " And on the other hand, Mr . José A . Mora Góngoæ, of legal age, of Spanish nationality and with ID number 79 . 203 . 459 - S, representing the commercial company NGE SPAIN SOLIA RENEWABLES SL, a Spanish entity with registered office in Seville, at Calle Virgen de Lu)án No . 50 , Block 2 , Ground Floor B , and Tax ID No . B - 90348198 , hereinafter referred to as the " DEVELOPER AND/OR LESSEE . " PARTIES ” Acting on behalf of the PROPERTY in its own name and right , and declaring itself to have sufficient legal capacity to enter into this lease agreement . Acting the DEVELOPER in its own name and right and considering themselves to have sufficient legal capacity for this purpose. • That the PROPERTY is the owner of the full ownership of the rural properties described below, hereinafter referred to as "PROPERTY" or " PROPERTIES . " • The properties are registered in the name of the Owner in the Pozoblanco Property Registry (except for two of them, as indicated below), free of liens and encumbrances, with the following cadastral references : 2

4

Cadastral references are attached as " ANNEX I," simple registry notes as "ANNEX 2 ," and a partial copy of the deeds of sale for the properties located in polygon 5 , parcels 27 and 42 , as "ANNEX 3 . " THE PROPERTY undertakes to carry out, at its own expense, all the necessary legal procedures to regularize and register in its favor the properties located in polygon 5 , parcels 27 and 42 of Torrecampo in the Property Registry and in the Cadastre, and must initiate the procedures within a maximum period of thirty (30) days from the reliable communication by the DEVELOPER of the obtaining of the supply point and the favorable urban compatibility report . If this period elapses without the request for change of registered ownership of the plots having been initiated , the DEVELOPER shall be entitled either to terminate the contract, without liability to it, for breach by the PROPERTY, or to carry out the aforementioned procedures on behalf of the PROPERTY, the PROPERTY expressly authorizing the DEVELOPER to carry out these procedures and undertaking to provide any authorizations and documents necessary for this purpose, with the expenses being borne by the PROPERTY and deducted from future payments . • That the DEVELOPER expresses its interest in the economic exploitation of the Properties through the construction and installation therein of the necessary elements to develop a business project consisting of the operation of a Type IV data center and a photovoltaic solar power plant of a power to be determined ( hereinafter the "PROJECT") . ") . • That the PROPERTY OWNER is interested in finalizing a lease agreement with the DEVELOPER for the PROPERTIES, understanding and accepting the aforementioned agreement . STIPULATIONS FIRST• Legal Regulations This agreement is entered into under the provisions of the CMI Code and is governed by the will of the Parties as expressed in the agreement, and, additionally, by the provisions of the aforementioned Code , Royal Legislative Decree 7 / 2015 of October 30 , which approves the consolidated text of the Law on Land and Urban Rehabilitation , and the Civil Law of the Autonomous Community where the property is located . SECOND: Status of the properties The LESSOR declares that the PROPERTIES are free of any encumbrances, in proof of which the updated registration documents from the Pozoblanco Property Registry are attached to this contract as ANNEX 2 .

5

THI R D : Purpose of the contract The LESSOR leases to the LESSEE, who takes and accepts it under the conditions and terms established in this contract, the FfNCA, free of encumbrances and liens, as well as occupants and tenants . Likewise, it receives it in full payment of taxes, duties, and fees of any kind generated for any concept inherent or related to it , remaining so during the term of the Contract . The LESSOR expressly grants the LESSEE full use and control of the leased area, as well as the demolition of any existing buildings within it . In view of the purpose of the contract, which is the construction and operation of a data center and a photovoltaic plant , the lease includes the rights to the land, airspace, and subsoil, and the leased area may be adjusted to the usable area for the needs of the project . FOURTH : Duration, rent , and forms of payment The rent to be paid by the LESSEE to the LESSOR in consideration for the rights granted under this agreement, upon receipt of an invoice, shall be as follows: Part I: Studies and Payments • This phase includes conducting engineering studies and obtaining all necessary permits for the construction of the data center and solar plant . The amount of € 100 /year for 24 months from the date of obtaining the supply point and the favorable urban compatibility report . In the event of a justified extension of the term, additional payments of € 100 /year will be made for each year of extension . Notwithstanding the above, the following termination clause is established : The LESSEE must request the compatibility report urban planning in the plaza de tree (5) months after signing the ” O Once the urban planning compatibility report has been obtained , and provided that it is favorable, the LESSEE must request the supply point within eight (8) months of the date of obtaining the favorable urban planning compatibility report . This period may be extended unilaterally for the same duration ( 8 months) at the request of the LESSEE . in the event that it is necessary due to the impossibility of submitting the application within the initial period ; for this purpose , a communication from the LESSEE to the LESSOR informing of the reason for the extension shall suffice . 8 3

6

o In the event that the urban compatibility report is unfavorable and/or the LESSEE fails to meet these deadlines for requesting the urban compatibility report or supply point , the contract shall be automatically terminated without the parties having any further obligations . Phase II: Construction of the Project • During this phase, contractors will be selected and work will be carried out until the data center and solar plant are operational. The annual amount agreed for Phase III will be paid in proportion to the time elapsed between the start and completion of the works, in semi - annual payments in advance. The duration of this phase will be twelve (12) months , with the possibility of extension for six (6) more months in case of delay. Faee Ill: Project Operation • During this phase, which will last thirty - five (35) years from the completion of Phase II, the LESSEE will pay an annual fee of € 2 , 000 /hectare . Payment will be made in advance every six months , on the first of every month . F IFTH: Rent review The rent will be reviewed annually in accordance with the variation in the CPI published by the INE or any index that replaces it . If the CPI is negative, the corresponding review will not be carried out . SIXTH: Rights and obligations of the parties The PROPERTY OWN ER shall act in good faith in the procedures necessary for the project, authorizing the DEVELOPER to occupy the necessary parts of the PROPERTIES and carry out the necessary infrastructure works . SEVENTH : Permits, licenses, and authorizations Obtaining all necessary permits for the project shall be the sole responsibility of the DEVELOPER, who shall bear all related expenses . EIGHTH: Guarantees, sureties , and insurance The DEVELOPER shall be liable for all risks and shall comply with the legal provisions relating to the environment . It shall hold the PROPERTY harmless from any liability arising from the project .

7

NINTH : Use of the property by the owner The PROPERTY may continue its activity until the start of construction . If the DEVELOPER acquires prior eviction , the PROPERTY shall be compensated as established . TENTH : Non - compliance and termination of the contract Failure to comply with the provisions shall entitle the complying party to demand compliance or termination of the contract, with the right to claim damages . The DEVELOPER may terminate this lease agreement in advance and unilaterally, without any penalty to its entity or compensation to the PROPERTY during PHASE I . To do so, it must notify the PROPERTY in writing and in a reliable manner , with the termination taking effect from the date of notification . Without prejudice to the power granted in this clause, the DEVELOPER may, in any case and at any time , with a minimum of 30 days' notice, terminate this contract without penalty or compensation to the PROPERTY, in the event of any circumstance, of any nature, foreseeable or unforeseeable, foreseen or unforeseen, which, directly or indirectly, entails a breach of the economic balance of this agreement or of the project, or which in any other way frustrates or makes it more difficult or burdensome to achieve the purpose pursued by both parties with the conclusion of this agreement , as stated in the Preamble to this document . Likewise, it may terminate it without penalty in the event of the denial of any permit that renders the project unfeasible . In the case of the resolution of the dispute over the cause of the damage ,set forth in Exhibit ł, it is deemed that , in the event of non - compliance by the property owner in failing to complete the transfer of ownership before the Pozoblanco Property Registry for the properties located in plot 5 , parcels 27 and 42 of Toræcampo, the PROPERTY shall compensate the DEVELOPER for the expenses incurred in the projects up to the date of non - compliance . ELEVENTH : Termination of the contract The DEVELOPER may assign the rights and obligations of the contract to third parties, notifying the PROPERTY of the transfer of its contractual position within the following fifteen days, without the delay in sending this notification constituting a breach of contract . TWELFTH : Transfer of the property The PROPERTY may sell the property, but the buyer must subrogate the terms of the contract, notifying the DEVELOPER . ø 8

8

THIRTEENTH: Acknowledgment THE LESSEE and THE LESSOR (or any other natural or legal person to whom they may assign the rights and obligations arising from this contract) agree and acknowledge, upon signing this contract, the participation as INTERMEDIARY of CEMACAAERO HONORIO 5 A, with DNl 47 . 207 . 370 - P, ( or any other natural or legal person that may be designated) committing, to pay the professional fees corresponding to each party in accordance with the agreement signed between them, with both the LESSEE and the LESSOR assuming the economic, legal, and technical conditions contained therein . oEcluo FOURTH - Sole agreement This agreement supersedes any prior agreement relating to this subject matter . Any amendments must be in writing and signed by both parties . FIFTEENTH: Partial invalidity The invalidity of any provision shall not affect the validity of the rest of the contract. SIXTEENTH: Notifications Notifications must be made by certified mail or burofax to the addresses indicated . They may be sent in advance by email, but will not take effect until the certified mail or burofax is received . NINETEENTH: Publication and registration The contract may be made public and registered in the Property Registry at the request of either party . EIGHTEENTH: Costs and taxes The taxes and expenses arising from the contract shall be borne by the DEVELOPER. DEVELOPER. N IN ETEENTH: Jurisdiction For the resolution of conflicts, the parties submit to the jurisdiction of the Courts and Tribunals of the city of Pozoblanœ . 7

9

And in witness whereof, the parties sign this contract in duplicate and for a single purpose at the place and date indicated. THE PROPERTY Mr. Julián Cabrera Cortés THE DEVELOPER Legal Representative of NGE SPAIN SOLIA RENEWABLES SL Mr. JOSÉ A MORA

10

Location: Poligono 3 Pamela 23 DEHESA VIEJA TORRECAMPO |CÓRDOBA] Class: RURAL Main use : Agricultural Built area : Year of construction: Cuhh/o C• Labor or Labradlo eacaro i - IrnprodudUo ggp',g'= ƒƒ , DESCRIPTIVE AND GRAPHICAL CONSULTATION CADASTRE DATA FOR REAL EST ATE PROPERTY Cadastral reference : 14062A003000230000DF Graphic area : 14,744 m2 Share of the property: 100. 00% 2 \ 4,721 This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC"

11

GOBIERNO DE ESPAÑA | MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA

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,

DESCRIPTIVE AND GRAPHIC CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE

Cadastral reference: 14062A0040D008O000DJ

DATOS DESCRIPTIVOS DEL INMUEBLE

Location:

Poligono 4 Parcel B
NAVAROOES. TORRECAMPO [CÓRDOBA)

Class: RUSTIC
Main use: Agricultural
Built area:
Al\o construction:

Cultivation

5czbP eda	Cuhlvo/apro«echcmie+Gto	Intensidad Productiva	Superficie m²
a	CE Labor or plow with oak tree sacano	02	4590
b	CE Labor or labradio with oak trees on dry land	02	1B.BIS
c	I- Unproductive	00	9 jg
d	k Unproductive	00	15

PARCELA

Land area: 5,238 m2 Property partition:
<.>> °*• Type:



9006
6
4.262.300
POZO
004
8
4.262.200
POZO
4.262.100
4.262.000
352.300
352.400
352.500
352.600
9002
Escala:

This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC."

GOBIERNO DE ESPAÑA | MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA | SECRETARÍA DE ESTADO DE HACIENDA | DIRECCIÓN GENERAL DEL CATASTRO

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY

Cadastral reference: 14062A005000140000DD

Location:

Polygon 5, Plot 14

TIERRA ABAJO. TORRECAMPO [CORDOBA]

Class: RURAL

Main use: Ayr«ri Built

area: Al\o construction:

Cultivation

	Cu leo/apce	asbestos	Intensidad Productiva	
0	0- Labor or Labradlo sacana		03	155.S35

Graphic surface area: 155,535 m

Property description: *oo_oo ‹*•



13
14
005
15
9008
9009
VECINAL
4.262.400
4.262.200
4.262.000
353.400
353.600
353.800
Scale :
1/50D0

This document is not a cadastral certificate, but its data can be verified through "Access to unprotected cadastral data from the SEC."

Location: Polygon S Parcel 16 TIERRA ABAJO. TORRECAMPO [CÓRDOBA] Class: RURAL Main use : Agricultural Built area : Year of construction : Cuhlvo C - Labor or Labradlo ¥eceno g#p, ƒ == _, , _ ‘” DESCRIPTIVE AND GRAPHIC CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A005000160000Dl Graphic area : 193,719 m2 Property share : 100.00 Type: 01 This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC." 25

14

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE , , Cadastral reference : 14O62A0050O01900aoOS Location: PI:00 Pt:01 Polygon 5 Parcel 19 DEHESILLA DE CASCARR. TORRECAMPO [CÓRDOBA) Class: RURAL Main use : Agricultural Built area : 1,362 m2 2D00 Year of construction: Construction 117 1/00/01 AGRICULTURAL 976 20g 40001 AGRICULTURAL AGRICULTURAL Cultivatio n CuktVo/aprovachcml«rdo Subparcab 200,872 02 EE Pastures with er<inae e 365,579 02 CE Labor or Isbradlo çon enc›naa eecano b 3.0B3 0 I - Unproductive c This document is not a cadastral certificate , but its data can be verified through the "Access to unprotected cadastral data from the SEC." 19 Scale 1/15000 Graphic area : 568,807 m2 Proper t 0 y . 0 0 s 0 h / p are : * TI 0: Plot built without horizontal division

15

Location: Polygon 5, Parcel 27 LAGUNA DE COBOS. TORRECAMPO (CÓRDOBA) Class: RURAL Main use : Agricultural Built area : Year of construction: $uparflcfa rn• 7,517 Productive property 03 Cuhivo 0 C - Dry farming or dry plowing = DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A005000270000DA Graphical area : 7,517 mz Share of the property: 100. 00% Type: This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC."

16

GOBIERNO DE ESPAÑA MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA

g/t-°, =•°

,,,, ,

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY

Cadastral reference: 14062A00500039O00DDM

DATOS DESCRIPTIVOS DEL INMUEBLE

Location:

Polygon 5, Parcel 39

NAVARODES. TORRECAMPO [CÓRDOBA]

Class: RURAL

Main use: grain Built area:

Year of construction:

ui Plot	Cooling/heating	Productive Instability	$upcrflcla m'
0	C- Dry farming	03	5.3Z3

PARCELA

Graphic area: 5,323 m2 Share of the property: 00.00 %

Type:



4.261.500
4.261.400
4.261.300
353.100
353.200
353.300
40
005
39
42
9012
45
Escala:
1/2000

This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the IEC."

Location: Polygon 5 Parcel 42 NAVARODES. TORRECAMPO [CÓRDOBA] Class: RÚSTICD Main use : Agriculture Built area : Construction area : ÛLilt)YO Suãoar¢eła 0 Cułcł•o/epreva<hamłanto C - LcŁor a Labradlo seceno lntanddad Produ<thza 03 Surface area rrr' 6,699 DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A00500042O000DM Graphic area : 6,699 m2 Property share : 100. 00% This document is not a cadastral certificate , but its data can be verified through the "Access to unprotected cadastral data from the SEC." 1/2500

18

ʒº ""*ºʒ t—.º"t,,,

DESCRIPTIVE AND GRAPHIC CONSULTATION
OF CADASTRE DATA FOR REAL ESTATE PROPERTY

Reference c2ta stral: 14062A00 č0004300O0DO

Location:

Pofigono 5 Parcela 43

NAVARODÜS. TC›RREÜAMPO [CÓRDOBA]

Class RUSTIC

US O p ri n cipaî : Agr rsrlo

Built area:

Yearof construction:

Ê Lŕ lt lVO

Subparcel	Cultivation/improvement	IntensidaJ Productiç'a m	Surface area
0	ü- Lal:ic l ü La› adlo sect l:ri	US	1ȍ,G5

Slope rf ic ie grń fic a. 16.6ú3 n 2

Part ic Íp ac ió n d el inm u e ble: ā 00.0û %ri

Type:



4.261.400
9017
ARROYO
42
005
43
4.261.300
9002
45
44
DE
4.261.200
9011
353.000
353.100
353.200
Escala:
1/2500

Este documento no es una certificación catastral pero sus datos pueden ser verificados a través del "Acceso ı datos ‹ atastrales ıo protegidos de la SE(

ANNEX II TO THE LEASE AGREEMENT SIMPLE NOTE

20

eselmTRO o& eao$inD mm PomAe&aa*co
Calle Córdoba, 60
CP.- 14400 POZOBLANCO
TFNO: 957770697 - FAX: 957131488

Paaho de £nA•t6n t 30/08/ 202 t t 2 t OK t bt
9Mtnit•nt•: CABRERA IULIAN N' Pct*ol6n: 2GVt

Hun1C1p1o: TORRECANPO

Finca: 4533

CRU: 14 0130004 154IO
Nac\zxa1eza de 1a €1nca: ROST 1CA t RUST ICh
- Peace quota: t
Re Cecenc1a Catas c za1 t 14 0 62A005000390000DN

---------- LOCALIZACIÓN ----------

V1a Púb11ca: PÁRATE NAVERODES

Supere dele del Terreno: Ha: 0 a: 70 Lk
ntlerpx: Por te, Camino de Alinaden.
South, Esperanza González Santofimia.
East, Francisca Calvo Pastor.
West, Rafael Pozo Haro and wife.

---------- oEscszPCIÓN Dg En yzxCA ----------

RÓ9TICA: Plot of dry land located in the Naverodes area, team-o i-Torrecampo. It covers an area of seventy acres. It borders on the north with the Camino de Almadén, on the east with Doña Francisca Calvo Pastor, on the south with Oofl. Esperanza González Santofimia, and on the west with Don Rafael Pozo Haro and his wife.

E'1zzoa No coozdAnado eozz cataa ¢xo qc6£1oamexzce .

TITLE HOLDERS

NAME	N.I.F.	VOLUME	BOOK	FOLIO
CABRRRA CDRTRS, JULIAN	REGISTRATION 30.176.211-G	894	52	
REDONDO CALERO, JUANA		189	2	

TDTALITY dcl full ownership for your community property. Title:
Sale,
Formalized in deed with date 01/12/2016, authorized in VILLANUEVA DE CÓRDOE by Do0A ITZIAR RAHOS HEDINA, protocol no. 622,

C.B.V.: 21¥01310B5CE7J34

Juana Redondo

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ro hay cargsn req1st radas Atecta at paqo to Cavor of the Public Treasury , of the liquidation complete Ła zza qu= - can be paid by the Tax on Patrimonial Transfers and Acts , or other applicable taxes, for the legal act or deed of the hotel numbered , at a rate of 1 % of the value of the property . - • 2 , after a period of 5 years counted from January 10 , 2017 . Documents relating to the property submitted and pending dispatch, valid at the time of submission , at the close of the Daily Ledger on the day prior to the date of dispatch of this note : There are no documents pending dispatch . From oon/ozxiźõaõ with Jo dżspuesco in the soJ*cž tuc/ õe puö 1 1cżdaâ regżstza , - a - dacos person 1en expressed in the ml be have st do and sezán Obs eta de Łza Eaæźe - za e 1ncoz Ț ›ozacfoa a Jos J.źöcos y aFch ż vos del Regs scco, whose zesponsaöJe e* * - /tegźgcrac/oz, a1endo at use and f1n of t.ra camžento 1os cecog:idos and pz=s źs cas expressed in Ja rloura 8 ż va zegźs era J , la cua4 above Óe base J egż t ï•'sa cfcz= üa egże Łcø taaźen żo . zs1aeoa sezãn ced1dos with the oöÿeżo cíe saw žsfacec eJ cîezecho del tźtuJar ôe źa ‘r /źnca/ø o deyecho/a inscrJ żos en e4 Aeg'ž ażzo a seJ• žnForaaclo , a su z nstancża , ü+I noabze o c/e Ja denonźnacź dn y doorź cż 1 ż a cle Ja s personas /ź s żCd s o j urźõž ca s que .ha zeaabado źnfoza›ao1dn cespecc a a su peranna o öž enes . - — gJ pecž oc/a de c'onoezvac 1òn de ź or da too se de £e £mžna rá cfe a cu+veto a J or orï t er î estabJ eoźaoa in the 1eg1ø1 act ón ceg1 s I ca , zesoJ ucž ones of Ja Dż cxcc ż ón Gene ca1 da •’ c s Aeøź sć com y of the lot acżado e Inc I cucc ź ones c:of egźa1as . In the case of Mac zu ca c ón öe sezvź cJoo, dž chae fi›ezžados d'e consez sae ź ón se deżermž narän de a cuezdo a Ja . norzaa c ź va Yż•oaż y trłöucarJa ap1żcaöJe in eada r«oøento. In Cocfo case, the Jtpgïstzo pocYrd conseztrax 1oa dazoa by one Łżempo superJoK a toe indźoõÖOB COififorne d die.hos crż Eerź as nocøa II vos en aque11as supues Nos en que sea necesa r Jo par 1a ex ż s ¢enc ż a õ•” responsaöź J Jc/ades dec) vadas de la pees ta c)ón secvż cso. - the źn/ocaacź ón because Ca to its dż span ì oź dn is pa za :fiu use e*cJ usź vo y t ï em ca rä cŁ e r Scanned with CamScanner

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Z@ and g$"gO OÉ L, † , PfiOP £ ÉDkg Ds POgOB1•ANCO ----- - --- - DESCRIPTION OF THE FILE --------- - Eb Farm Registered with Cat•átro grific• - - nte. OWNERSHIP X. I . F. 'ZGf4Ct 1IBRO f"D1SO AZ,’gA 30. 116 . 211 - G \ 14 8 62 1 3 gognZ.ZDno gives full authorization for its membership of qanancl a1es . Title: Pre - sale. rozzraü 'lzada in es oz ttura with fecF‹a 26/ 11/ 20t 8, autoz i zada in VILLANtJEVA Dz ü?yü¿ü.X, I?2IA5. fL•a0S f4EDf jfA, r› ƒ de pzot ocol o 689. :o • ?. •.. - . CamScanner Scanned with CamScanner

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za t• doc«aento \ nco•’j• ƒ r • un ••t \ o " •oc•an!•'o t * ’* g*’ ^nt‘ *^ ' RzGZ SzRO PROPt 2DA0 Dx s'OtDBzAkC0 • d t * do e “ '•r' "" " """ '" au o r ygen • t n tag c td•d c r• a do por e1 Services or Nab of Viet Élcae t ón : h t tú e , // a ed• . s•q1a cr^do z• ^ ^ 9 “^” t ƒ I 6• t• document has a \ cat ac tar d c•r'1• • “ ^ ’" ƒ ” ^ ’ ƒ ^‘ " ^‘ ƒ ”‘ - ^d‘qo ’ ƒ da qggpqtscl m d p p ;c cop3* mcdí•nt• c l mcccco • íoo **chivo ƒ ! ( • V c • t * r O 1 ) ƒ l ( c 8 ƒ ) ƒ ( le) ( ^c1) ( ón) ( porn) ( t•) ( cont) (r ) (z ) (u ) (t ) (s ) (c ) ( lo) tg g cey 1a g raa 11x•da a an aopor t• papa1 da do cumen t ƒ e @ ƒ b 1teoa - 1*1 doc j>or Md1oa •t•o tran t co• y (£) (1) ( zmadoa) g and gg t rón 1cam•n te tandrs n 1 a with a L give cc Ión d• copl•* * u ta n t 1ea* e te•g•r• qu• 1nc1uyan 1c tjnpraa1Ón da un cód1qo ge n era do *^"^• • ‘ mlcct*dníccmwm»t• u ot*oc mictzawz dc v+rttlc•cl#n a cca co a 1o e • rch Evan al eo tr ón1coa da 1 b ¢q• ^o u L•y 39/ 2 015 , from l d• oc Rubro , do l Pro cod fast •n to El ni • tr • t 8•* ƒ 9u• Psxa8 t - an eortir a 0 ter au c' tan tlc1da d yqpp¡¢ p,¡b11 p - t opt {g¢¢ t2 3 ,j. l Com n • o l^ u Gtri irexs ct on•t P bl c• ^ l CamScanner

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J0ANx TOHO s*czeTso Q• L* PAO*IED*D DC PD&D* r7, - ; ¥ 00 fJtOÑ1+ C^ yjmp , q5 t / gt ¿t - yAy : 3S7 1 J1 á88 ¥ \ nnbA d• Bntclózs: 08/30/2024 \ 3 ‹ 10 : 0 9 so1tut»•nta : CABREkA REoONoO, aUatAx x“ Pa 1o1+n : 3 ‹› Nun1cip1O : 'l'ORRECMPO CRU: 14013000431194 Nature of the property: ROSTlCA: Seoano - Participation quota : 4 Order: 0 Customary reference : NOT RECORDED Pübl i ea i PlenTE MI RALOBOS Land area : 115 hectares , 62 acres, 87 square meters Boundaries: North, REST OF THE MATRIX PROPERTY South, HOTE CONDESA East, CMRRDTERA LOCAL FROM TORRECAMPO TO SAN BENITO t” Inca : 44 OL› RÚATIC : Piece of land, dry pasture, radlcaote in the place called xipalcbos, Ropereza and Tierra Abajo, in the municipality of Tozrecampo, covering one hundred and fifteen hectares, six acres and two hundred and eighty - seven square meters . It is marked with the letter B . It borders Horte with the rest of the matziz estate or partela letza A , to the south with vacant plots in the districts of 'hcy - Condesa' and Ropezeza', belonging to various owners, to the east with the local road from Torreca to San Benito and several plots, and to the west with the 'Dehesa Vieja' estate owned by the Enzidad . - Grupo de Empresas Pra, S . A . and the "Dehesilla" estate owned by the Romero Blanco brothers . W.I.F. BOOK FOLIO REGISTRATION 51 53 1 DDBT8S, m7LI]WN 30,176,211 - G 8J/i <•• *, 30.174.0l8 - L TOTMLMMQ d•I plzro joint ownership . Title: Sale. Formalized in a deed dated 10/01/1990, authorized in CORDOBA, MANUEL CASTILLA tOPRE0. jqO ha y ca rqas re9i st radas CamScanner Scanned with CamScanner R¥D0WDO CMB8OR&

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ANNEX III TO THE LEASE AGREEMENT : DEEDS OF SALE

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'S OFFICE OF COf4PRAVBN7A OZDRGADA BY MRS. t4 RzA HAR UBZ ROt4gRO E 72914644 IN FAVOR OF MR. JULIAN CABRRRA 0ORTE9 HUMEIRO QU IN I ENTOS SEfiEN2’A Y CI NCO . - Bn Al nodfiva i‘ de 1 campo , my res i dos ci 0 July 2016. -------- ’ - - - ‹d C 0 - Before me: MAUR o - MANUEL OMA NONROY, Hota - Member of the Illustrious College of Castilla - La Mancha. On the one hand: DOLÍA HRRIA HARQUBZ ROldRRO , mayor de edad , caaada, resident of Puertollano (Ciudad Real), with Joséeí 1í o at cal le Legazp i , number 5, and provi ata of her D . N . I . /N . I . F . number 05 . 86 4 . 84 8 - D - - - - - - - - And from another : — - ——— - - - - - —— - - — - — - - - - — ----------- — -- —— cox DIAN CABRERA CORTES , mayor de edad , caaado under the supplementary legal regime of joint property with DOFA JUANA REDONDO CAJERO, resident of Villanueva de Córdoba (Córdoba), with address at Calle Laguna del PiEo , number lZ, and puoviato de Scanned with CamScanner

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su D.N.I./N.I.F. número 30.176.211-G

andNTC.'ltVTUNfN«i no »o|›to»oinl›ir and ‹lnr•r'h‹,,

Asequran tener y tienen a mi juicio los com parecientes, capacidad legal bastante para formalizar la presente escritura de COMPRAVENTA, y al efecto,

---------------EXPONEN:---------------

I.- That Dot3ds Ma i la Nhrqtie z Pone ro le pertenece, with exclusive rights, full ownership of the following indivisible rural property: --- -

Undeveloped farmland, in the municipality of Torrecampo (Córdoba), in the area known as LAGUHA DE COBOS, measuring seventy-two areas and seventy-two centiares. Licda: íVorte, South and West, Camino de EnCrada (plot 9010), although, according to their statement, to the North and West it actually borders the hoY **° pasture, Don Julián Cabrera Cortéa, and to the East, Camino del Carril de la Loma

{plot

Es 2a parcel 27 of polygon 5 of the Catastro.

Cadastral reference: 14O62A005000270000DA.

I attach to this document a descriptive and graphic cadastral certificate.

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/2016

CY2914645

¥I 0 B I/fSCh IPCION .- lin ri I f t c*rJ L /J rrtJ lu*+*tfi

que adqii x r i ó l a f inc:.i .iti Len de•iic i i t •i por Ver erc i o al

dbito do sus padres Bo» /Ior«io Narguez €am

* And *.* Katia-Manuela Romero Márquez, aged twenty years ago, lacking reliable documentation, proof, and registration in the Pe-

Property Registry. -------------------------

VARGAS.- Free of encumbrances. -------------

--I attach to this document all the relevant documents

, testimony on paper exclusively for notarial documents from the formal advertising medium provided by the Property Registry. ---.-

I hereby advise the parties that the registration status existing at the time of filing the certified copy of this deed with the Property Registry prevails over the information or statements contained in the preceding and following paragraphs. -- --- -

The transferring party hereby declares that the property described is free of encumbrances and liens, etc., ',.k'.. %

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DB7107909

NOTARIO

ESCRITURA DE COMPRAVENTA.

NÚMERO SEISCIENTOS SESENTA Y NUEVE.

En **Villanueva De Córdoba**, mi residencia a **veintitrés de diciembre de dos mil dieciséis**. -----

Ante mí, **ITZIAR RAMOS MEDINA**, Notario del Ilustre Colegio de **Andalucía**. --------------------

=== COMPARECEN ===

De una parte:--------------------------------

DOÑA VEREDAS RODRÍGUEZ ESTRELLA, mayor de edad, casada, de profesión pensionista, vecina de Torrecampo, provincia de Córdoba, hUMICifió i en PZ. Jesús nº 7, (14410) y con D.N.I y N.I.F. número **30.164.283-J** . --------------------------------

De la otra:------------------------------------

DON JULIÁN CABRERA CORTÉS, mayor de edad, ganade zc, casado en régimen legal de gananciales con poqx auxxx xsnozno czrvno, n pr • " ganadero, vecino de Villanueva de Córdoba, prov1nc:1a cte Có rcioba , cCfi dO//ti oí \ i c ciyicl — en CL. Laguna del Pi no nº 12, (14 or 40) r e•n u. N . i and *- ' -*

- Folio 1 -

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• w - IBT£RVIBY¥N - EXPOREH =* I. — Oue D0Ñh VfiRRDhS RODRIGUzs 2¡S dueíias with a private character of the plenary devin - 1 , - - . úe the following property : — --- - — ----------- - — -- - ——— ---- - — ROSTICR. - Piece of dry land , on the left side of road 3 ^ Class, located in the parish of Itavarodes, er. territory of Torrecanpo ( Cózdoba) , with a surface area of s e v e n t y - e i g h t a n d ninety - nine hundredths of a hectare ( 0. 6699 ha), bordering to the north with Doña NaMa Prudencia Hoyano Rone ro, j Don Rafael Pozo Haro, to the east, with Doña Francisca Ca Ivo Pastor, to the south, with Don Juan Mol na Runero, and to the west, with Arroyo de Romperezas . ----- - ---- - DaTo8 Oh.chef 8. - Parcel 12 del pC11q$3O del with CamScanner Cat thus ro of Rustic of ? O2reC l•pO . Esc ne

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auifestaciones, c t real O 18 . 2 . b J che l Ter. t n 1.u 1 unit i J i* catastrophe in redaccior UaUa ue reality the description cadastral of: scriptive and gr4fir:a. compa rec i en t es , SOlJCitail t:ste dcL<> represeritae i ón ser va ndoso de recf@ o i ns t o i e 1 cane

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